                                                               EXHIBIT (a)(1)(D)

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                   TENDER OF SHARES OF CLASS A COMMON STOCK
                                      OF
                       TRAVELERS PROPERTY CASUALTY CORP.
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to accept the Offer (as defined below) (i) if certificates ("Certificates") evidencing shares of Class A common stock, par value $.01 per share (the "Shares"), of Travelers Property Casualty Corp., a Delaware corporation (the "Company"), are not immediately available, (ii) if the procedure for delivery by book-entry transfer cannot be completed prior to the Expiration Date (as defined in the Offer to Purchase), or (iii) if time will not permit all required documents to reach the Depositary prior to the Expiration Date. This Notice of Guaranteed Delivery may be delivered by hand, transmitted by facsimile transmission or mailed to the Depositary. See "THE TENDER OFFER--Section 3. Procedures for Tendering Shares" of the Offer to Purchase.

                       The Depositary for the Offer is:

                                CITIBANK, N.A.

             By Mail:                  By Overnight Courier Delivery:                By Hand:
          Citibank, N.A.                       Citibank, N.A.                     Citibank, N.A.
         Corporate Actions              Corporate Action, Suite 4660          c/o Securities Transfer
           P.O. Box 2544                  525 Washington Boulevard          and Reporting Services Inc.
Jersey City, New Jersey 07303-2544   Jersey City, New Jersey 07303-2544    Attention: Corporate Actions
                                                                                100 William Street
                                                                             New York, New York 10038

                      Facsimile for Eligible Institutions:
                                 (201) 324-3284


     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

     The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal or an Agent's Message (as defined in "THE TENDER OFFER--Section 3. Procedures for Tendering Shares") and certificates representing the Shares to the Depositary within the time period specified herein. Failure to do so could result in financial loss to the Eligible Institution.

Ladies and Gentlemen:

     The undersigned hereby tenders to The Travelers Insurance Group Inc., a Connecticut corporation and an indirect wholly owned subsidiary of Citigroup Inc., upon the terms and subject to the conditions set forth in the Offer to Purchase dated March 23, 2000 (the "Offer to Purchase"), and the related Letter of Transmittal (which, together with the Offer to Purchaser, constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure described under "THE TENDER OFFER--Section 3. Procedures for Tendering Shares" in the Offer to Purchase.

--------------------------------------------------------------------------------

Number of Shares:
                 ---------------------------------------------------------------

Share Certificate Number(s) (if available):


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Please check box if Shares will be tendered by book-entry transfer: [ ]

Account Number:
               -----------------------------------------------------------------

Date:
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Name(s) of Record Holder(s):


--------------------------------------------------------------------------------
                             Please Type or Print


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Address(es)

--------------------------------------------------------------------------------
                                                                        Zip Code


--------------------------------------------------------------------------------
                       Area Code and Telephone Number(s)


--------------------------------------------------------------------------------
                           Signature(s) of Holder(s)

Dated:                                                                    , 2000
      --------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member in the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"), guarantees to deliver to the Depositary, at one of its addresses set forth above, either Certificates evidencing the Shares tendered hereby in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry transfer, and any other required documents, all within three New York Stock Exchange, Inc. trading days (as defined in the Offer to Purchase) of the date hereof.

--------------------------------------------------------------------------------

   --------------------------------------------------------------------------
                                  Name of Firm

   --------------------------------------------------------------------------
                                     Address

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                                                                     Zip Code

   --------------------------------------------------------------------------
                        Area Code and Telephone Number

   --------------------------------------------------------------------------
                             Authorized Signature

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   --------------------------------------------------------------------------
                                     Title

   Name:
        ---------------------------------------------------------------------
                              Please Type or Print

   Dated:                                                              , 2000
         --------------------------------------------------------------

--------------------------------------------------------------------------------

DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES FOR SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                        3